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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Last update: 02/22/2002

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

UNION PACIFIC CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

(UP LETTERHEAD)

March 27, 2003

Dear Institutional Shareholder:

At Union Pacific’s Annual Meeting of Shareholders on April 18, 2003, a proposal regarding future severance agreements will be presented for a vote. It was submitted by a shareholder under applicable SEC rules, and our Board of Directors, after careful consideration, determined to recommend that the proposal (which appears as item 3 on the Company’s proxy card) be rejected by shareholders. The Board’s reasons are set forth in detail starting on page 40 of the proxy statement previously sent to you.

We are making a special request to ask you to vote “AGAINST” the proposal because we believe it could be harmful to the interests of shareholders. While we always have exercised restraint in our approach to severance agreements, we are concerned that implementation of the proposal could put Union Pacific at a competitive disadvantage in seeking to attract highly qualified executives.

Please take a minute to look at the attached pages, which highlight Union Pacific’s commitment to excellence in corporate governance (as evidenced by our extraordinarily high Corporate Governance Quotient ratings) and summarize some of the Board’s reasons for its recommendation. Once again, we ask for your support in voting “AGAINST” the proposal, and we thank you for your consideration.

Sincerely,

/s/    Dick Davidson

UNION PACIFIC CORPORATION

SIGNIFICANT GOVERNANCE POSITIVES

Institutional Shareholder Services has assigned Union Pacific extraordinarily high corporate governance ratings. In its Corporate Governance Quotient (CGQ) ratings system, ISS gives UP a ranking of 97.1% (top 3%) of all companies in the S&P 500 and a top ranking of 100% of all companies in the Transportation group. This is an increase from ISS’s S&P and industry rankings of 95.4% and 97.4%, respectively, available at the time our proxy statement was printed.

•	Majority of directors are independent outsiders

•	Full board elected annually. Company voluntarily eliminated classified board

•	A mandatory retirement age is in place for directors

•	Company has publicly disclosed governance guidelines

•	Board performance reviewed annually

•	Formal procedure for annual evaluation of CEO in place

•	Board meets at each meeting in executive session without the CEO present

•	No poison pill

•	All directors own stock and the Company has stock ownership guidelines (three times retainer to be acquired within five years of joining Board)

•	Stock options have never been repriced and current option plan prohibits repricing without shareholder approval

•	Directors receive half of compensation in form of deferred equity payable only after termination as a director

•	Executives have publicly disclosed stock ownership guidelines

•	No pension plan for directors. Board voluntarily eliminated pension plan

•	Board voluntarily adopted a confidential voting policy following approval of a shareholder proposal recommending adoption of such a policy

•	A simple majority vote of shareholders is required to amend the charter or bylaws

•	Shareholders may act by written consent and may call special meetings

Attached is a complete listing of corporate governance practices positively impacting the Corporate Governance Quotient assigned to Union Pacific by Institutional Shareholder Services.

REASONS TO VOTE AGAINST SHAREHOLDER PROPOSAL

•	Executives do not have employment agreements or severance agreements. Severance arrangements are a function of a change of control program and only occur if there is an actual change of control and an executive is involuntarily terminated or constructively discharged within two years of a change of control

•	The so-called “golden parachute” payments for only our two most senior executives exceed the shareholder proposed limit of 2.99 times salary plus bonus. The change of control policy that established base salary and bonus severance arrangements with a multiple of three has been in place since November 2000 and has not been amended. All other severance arrangements have a multiple of two or less

•	Board needs flexibility in offering severance arrangements in a competitive business environment

•	Company performance for 2002 was +6.5% compared to S&P 500 returns of -22% and peer group returns of -4.2%

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UNION PACIFIC CORPORATION

ISS POSITIVE GOVERNANCE PRACTICES

Board Issues:

•	The board is controlled by a majority of independent outsiders

•	The compensation committee is comprised solely of independent outsiders

•	The company has a committee that oversees governance issues and which met in the past year

•	The full board is elected annually

•	There are between nine and 12 directors on the board

•	The CEO serves on the boards of two or fewer other companies

•	No former CEO of the company serves on the board

•	The company has publicly disclosed governance guidelines

•	A mandatory retirement age is in place for directors

•	The performance of the board is reviewed regularly

•	Outside directors meet without the CEO present

•	A board approved CEO succession plan is in place

•	Board members have express authority to retain outside advisors

•	Directors are required to submit a letter of resignation upon a job change

•	All directors attended at least 75% of board meetings in the past year

•	Vacant board seats are filled by directors elected by shareholders

•	The CEO is not a party to any related party transactions

Takeover Defenses:

•	The company does not have a poison pill

•	A simple majority vote of shareholders is required to amend the charter or bylaws

•	Shareholders may act by written consent

•	Shareholders may call special meetings

•	The company has opted out of the Utah control share acquisition statute

Compensation/Ownership:

•	All directors with more than one year of service own stock

•	The shareholder value transfer of the option plan is considered reasonable

•	Stock options have not been repriced during the past three years

•	Option repricing is prohibited without shareholder approval

•	All stock-based incentive plans have been approved by shareholders

•	Executives are subject to stock ownership guidelines

•	Directors are subject to stock ownership guidelines

•	There are no interlocks among compensation committee members

•	Directors receive all or a portion of compensation in the form of equity

•	Directors do not participate in the company’s pension plan

•	The average options granted in the past three years as a percentage of basic shares outstanding is less than or equal to 1%

•	The company’s option plans do not provide for company loans to employees

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Audit Committee:

•	Fees paid to the company’s accounting firm for non-audit services are less than the fees paid for audit services

•	The company’s selection of an independent accounting firm was put up for shareholder ratification this year.

ADDITIONAL GOVERNANCE PRACTICES

•	Company has adopted committee charters

•	Company has adopted codes of business conduct and ethics for directors, officers and employees

•	Charters and codes of ethics are posted on the company’s website

•	The board and board committees will conduct annual performance evaluations

•	Board committees are authorized to retain independent advisors at company expense

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